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Exhibit 77Q1 - Additional Items

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 15, the registrant has included the complete list of foreign sub-custodians below.

Item 15

CUSTODIAN: JPMorgan Chase
Country                    Subcustodian Name                                  City
Argentina                  HSBC Bank Argentina S.A                            Buenos Aires
Australia                  JPMorgan Chase Bank, N.A.                          Sydney
Austria                    UniCredit Bank Austria AG                          Vienna
Bahrain                    HSBC Bank Middle East Limited                      Manama
Bangladesh                 Standard Chartered Bank                            Dhaka
Belgium                    Fortis Bank (Nederland) N.V.                       Amsterdam
Bermuda                    The Bank of Bermuda Limited                        Hamilton
Botswana                   Barclays Bank of Botswana Limited                  Gaborone
Brazil                     HSBC Bank Brasil S.A. Banco Multiplo               Sao Paulo
Bulgaria                   ING Bank N.V.                                      Sofia
Canada                     Canadian Imperial Bank of Commerce                 Toronto
Canada                     Royal Bank of Canada                               Toronto
Chile                      Banco de Chile                                     Santiago
China (Shanghai)           HSBC Bank (China) Company Limited                  Shanghai
China (Shenzhen)           HSBC Bank (China) Company Limited                  Shanghai
Colombia                   Santander Investment Trust Colombia S.A.           Bogota
Croatia                    Privredna banka Zagreb d.d.                        Zagreb
Cyprus                     Marfin Popular Bank Public Company Ltd.            Nicosia
Czech Republic             UniCredit Bank Czech Republic a.s.                 Prague
Denmark                    Danske Bank A/S                                    Copenhagen
Denmark                    Nordea Bank Danmark A/S                            Copenhagen
Egypt                      Citibank, N.A.                                     Cairo
Estonia                    Swedbank AS                                        Tallinn
Finland                    Nordea Bank Finland Plc                            Helsinki
France                     BNP Paribas Securities Services S.A.               Paris
France                     Societe Generale                                   Paris
Germany                    Deutsche Bank AG                                   Frankfurt
Germany                    J.P. Morgan AG                                     Frankfurt
Ghana                      Barclays Bank of Ghana Limited                     Accra
Greece                     HSBC Bank PLC                                      Athens
Hong Kong                  The Hongkong and Shanghai Banking Corporation LimitHong Kong
Hungary                    Deutsche Bank Zrt.                                 Budapest
Iceland*                   Islandsbanki hf.                                   Reykjavik
India                      The Hongkong and Shanghai Banking Corporation LimitMumbai
India                      Standard Chartered Bank                            Mumbai
Indonesia                  Deutsche Bank AG                                   Jakarta
International Securities MaEuroclear Bank
Ireland                    Bank of Ireland                                    Dublin
Israel                     Bank Leumi le-Israel B.M.                          Tel Aviv
Italy                      Intesa Sanpaolo S.p.A.                             Milan
Ivory Coast*               Societe Generale de Banques en Cote d'Ivoire       Abidjan
Jamaica*                   To Be Determined
Japan                      Mizuho Corporate Bank, Limited                     Tokyo
Japan                      The Bank of Tokyo-Mitsubishi UFJ Limited, Tokyo    Tokyo
Jordan                     HSBC Bank Middle East Limited                      Amman
Kazakhstan                 SB HSBC Bank Kazakhstan JSD                        Almaty
Kenya                      Barclays Bank of Kenya Limited                     Nairobi
Kuwait                     HSBC Bank Middle East Limited                      Safat
Latvia                     Swedbank AS                                        Riga
Lebanon                    HSBC Bank Middle East Limited                      Ras-Beirut
Lithuania                  AB SEB Bankas                                      Vilnius
Luxembourg                 BGL S.A.                                           Luxembourg
Malaysia                   HSBC Bank Malaysia Berhad                          Kuala Lumpur
Malta                      HSBC Bank Malta p.i.c.                             Valletta
Mauritius                  The Hongkong and Shanghai Banking Corporation LimitPort Louis
Mexico                     Banco Nacional de Mexico, S.A.                     Mexico, D.F.
Morocco                    Societe Generale Marocaine de Banques              Casablanca
Namibia                    Standard Bank Namibia Limited                      Windhoek
Netherlands                BNP Paribas Securities Services S.A.               Amsterdam
New Zealand                National Australia Bank Limited, Auckland (NationalAuckland
Nigeria                    Stanbic IBTC Bank Plc                              Lagos
Norway                     Nordea Bank Norge ASA                              Oslo
Oman                       HSBC Bank Middle East Limited                      Ruwi
Pakistan                   Standard Chartered Bank (Pakistan) Limited         Karachi
Panama                     HSBC Bank (Panama) S.A.                            Panama City
Peru                       Citibank del Peru S.A.                             Lima
Philippines                The Hongkong and Shanghai Banking Corporation LimitManila
Poland                     Bank Handlowy w. Warszawie S.A.                    Warsaw
Portugal                   Banco Espirito Santo, S.A.                         Lisbon
Qatar                      HSBC Bank Middle East Limited                      Doha
Romania                    ING Bank N.V.                                      Bucharest
Russia*                    J.P. Morgan Bank International (Limited Liability CMoscow
Russia                     ING Bank (Eurasia) ZAO (Closed Joint Stock Company)Moscow
Saudi Arabia               SABB Securities Limited                            Riyadh
Serbia                     UniCredit Bank Srbija a.d.                         Belgrade
Singapore                  DBS Bank Ltd., Singapore                           Singapore
Slovak Republic            UniCredit Bank Slovakia a.s.                       Bratislava
Slovenia                   UniCredit Banka Slovenija d.d.                     Ljubljana
South Africa               FirstRand Bank Limited                             Johannesburg
South Korea                Standard Chartered First Bank Korea Limited        Seoul
Spain                      Santander Investment, S.A.                         Madrid
Sri Lanka                  The Hongkong and Shanghai Banking Corporation LimitColombo
Sweden                     Skandinaviska Enskilda Banken AB (publ)            Stockholm
Sweden                     Nordea Bank AB (publ)                              Stockholm
Switzerland                UBS AG                                             Zurich
Taiwan                     JPMorgan Chase Bank, N.A.                          Taipei
Thailand                   Standard Chartered Bank (Thai) Public Company LimitBangkok
Tunisia                    Banque Internationale Arabe de Tunisie, S.A.       Tunis
Turkey                     Citibank A.S.                                      Istanbul
Ukraine*                   ING Bank Ukraine                                   Kiev
United Arab Emirates - DFM HSBC Bank Middle East Limited                      Dubai
United Arab Emirates - NASDHSBC Bank Middle East Limited                      Dubai
United Arab Emirates - ADX HSBC Bank Middle East Limited                      Dubai
United Kingdom             JPMorgan Chase Bank, N.A.                          London
United Kingdom             Deutsche Bank AG, London (The Depository and CleariLondon
United States              JPMorgan Chase Bank, N.A.                          New York
Uruguay                    Banco Itau Uruguay S.A.                            Montevideo
Venezuela                  Citibank, N.A.                                     Caracas
Vietnam                    HSBC Bank (Vietnam) Ltd.                           Ho Chi Minh City
Zambia                     Barclays Bank Zambia Plc                           Lusaka
Zimbabwe*                  Barclays Bank of Zimbabwe Limited                  Harare

*Restricted Service Only
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